UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant      |X|

Filed by a Party other than the Registrant |_| Check the appropriate box:

|_|       Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|       Definitive Proxy Statement
|_|       Definitive Additional Materials
|_|       Soliciting Material Pursuant to Rule ss.240.14a-12

                       THE MANAGEMENT NETWORK GROUP, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

     2.   Form, Schedule or Registration Statement No.:

     3.   Filing Party:

     4.   Date Filed:

                       THE MANAGEMENT NETWORK GROUP, INC.
                        7300 COLLEGE BOULEVARD, SUITE 302
                           OVERLAND PARK, KANSAS 66210

                             -----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 13, 2007
                             -----------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of THE MANAGEMENT NETWORK GROUP, INC., a Delaware corporation (the "Company"), will be held on June 13, 2007, at 9:00 a.m. local time, at our Company's headquarters, 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210.

     This proxy statement and the enclosed proxy card are expected to be first mailed to stockholders on or prior to May 22, 2007.

     At the Annual Meeting, stockholders will vote on the election of three Class II directors to serve for a term of three years expiring at the 2010 Annual Meeting of Stockholders or until their successors are elected, and the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 29, 2007.

     Stockholders of record at the close of business on April 16, 2007, are entitled to notice of and to vote at the meeting. Each stockholder is entitled to one vote per share.

     You are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, we urge you to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose or to vote via the Internet or by telephone as provided on the proxy. You may attend the meeting and vote in person even if you have returned a proxy.

                                         By order of the Board of Directors


                                         RICHARD P. NESPOLA
                                         Chairman


Overland Park, Kansas
April 30, 2007

                             YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE OR TO VOTE PROMPTLY VIA THE INTERNET OR BY TELEPHONE AS PROVIDED ON THE PROXY.

                       THE MANAGEMENT NETWORK GROUP, INC.
                        7300 COLLEGE BOULEVARD, SUITE 302
                           OVERLAND PARK, KANSAS 66210

                             -----------------------

                                 PROXY STATEMENT
                   FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 13, 2007
                               -------------------


                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of The Management Network Group, Inc. ("we," "us," the "Company" or "TMNG"), for use at the Annual Meeting of Stockholders to be held June 13, 2007 at 9:00 a.m. local time, or at any postponement or adjournment thereof (the "Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's headquarters, 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210. The telephone number at that location is (913) 345-9315.

     These proxy solicitation materials and our Annual Report to Stockholders for the fiscal year ended December 30, 2006, including financial statements (the "Annual Report"), are expected to be first mailed on or prior to May 22, 2007, to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND SHARE OWNERSHIP

     Stockholders of record at the close of business on April 16, 2007 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 35,769,081 shares of our Common Stock were outstanding (excluding 200,000 shares held in treasury) and held of record by approximately 79 stockholders. The closing price of our Company's Common Stock on the Record Date, as reported by The Nasdaq Global Market, was $1.90 per share.

REVOCABILITY OF PROXIES

     You may revoke your proxy at any time before the Annual Meeting by (a) delivering to the Secretary of the Company prior to the Annual Meeting, or to the Inspector of Elections at the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a later date or (b) by an Internet or telephone vote subsequent to the date shown on a previously executed and delivered proxy or the date of a prior Internet or telephone vote. You may also revoke your proxy by attending the meeting and voting in person. If you only attend the meeting but do not vote, your proxy will not be revoked.

VOTING AND SOLICITATION

     Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors. If your shares are held in "street name" and you wish to vote at the Annual Meeting, you must obtain a proxy form from the institution that holds your shares.

     We will pay the cost of soliciting proxies. We expect to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to those beneficial owners. Certain of our directors, officers and employees may also solicit proxies, without additional compensation, personally or by telephone or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") appointed for the meeting, who will determine whether or not a quorum is present.

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares outstanding on the Record Date. Shares voted "FOR," "AGAINST," or "WITHHELD FROM," a matter will be treated as being present at the meeting for purposes of establishing a quorum and will also be treated as shares voted at the Annual Meeting (the "Votes Cast").

     In determining whether a majority of shares have been affirmatively voted for a particular proposal, the affirmative votes for the proposal are measured against the votes for and against the proposal plus the abstentions from voting on the proposal. You may abstain from voting on any proposal other than the election of directors. Abstentions from voting are not considered as votes affirmatively cast. Abstaining will, therefore, have the effect of a vote against a proposal. With regard to the election of directors, votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect.

     A "broker non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner (customer directed abstentions are not broker non-votes). Broker non-votes generally do not affect the determination of whether a quorum is present at the Annual Meeting because, in most cases, some of the shares held in the broker's name have been voted, and, therefore, all of those shares are considered present at the Annual Meeting. Under applicable law, a broker non-vote will not be considered present and entitled to a vote on non-discretionary items and will have no effect on the vote.

BOARD RECOMMENDATIONS

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your shares in accordance with the recommendations of the Board of Directors. The Board recommends you vote:

     o    for the election of the persons nominated as Class II director
     o for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 29, 2007

     If any other matter properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals that are intended to be presented by stockholders at our 2008 Annual Meeting must be received by us no later than January 14, 2008, to be considered for inclusion in the proxy statement and form of proxy relating to that meeting (see "Submission of Stockholder Proposals and Nominations").

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

     The Board of Directors consists of eight members, divided into three classes serving staggered terms of three years each. The term of office of Messrs. Andrew D. Lipman, Roy A. Wilkens and Frank M. Siskowski as Class II directors expires at the 2007 Annual Meeting. Messrs. Lipman, Wilkens and
Siskowski have been nominated by the Nominating and Corporate Governance Committee and the Board of Directors for an additional three-year term commencing on the Annual Meeting date.

     Currently, there are three directors in Class I, three directors in Class II and two directors in Class III. The Class III and Class I directors will be elected at our 2008 and 2009 Annual Meetings of Stockholders, respectively. Each of the Class II directors elected at the 2007 Annual Meeting will hold office until the 2010 Annual Meeting of Stockholders or until a successor has been duly elected and qualified.

     Messrs. Lipman, Wilkens and Siskowski have consented to serve on the Board of Directors for their respective terms. If Mr. Lipman, Mr. Wilkens or Mr. Siskowski becomes unavailable to serve as a director at the time of the Annual Meeting (which is not expected), the proxy holders will vote the proxies in their discretion for the nominee designated by the Board of Directors to fill the vacancy.

     Here is some information about the nominees for Class II director and the directors whose term of office will continue after the Annual Meeting.


              Name                        Age            Principal Occupation

Nominees for Class II Director

Andrew D. Lipman (1) (3)                   55            Partner, Bingham McCutchen LLP
Roy A. Wilkens (1) (2)                     64            Director
Frank M. Siskowski (2)                     59            Chief Financial Officer, Reply! Inc.

Continuing Class I Directors

William M. Matthes                         47            Managing Partner, Behrman Capital
Micky K. Woo                               53            Vice President and Chief Operating Officer of the
                                                         Company
Robert J. Currey (2) (3)                   61            Chief Executive Officer, Consolidated Communications,
                                                         Inc.
Continuing Class III Directors

Grant G. Behrman (1) (3)                   53            Chairman and Managing Partner, Behrman Capital
Richard P. Nespola                         62            President, Chairman and Chief Executive Officer of the
                                                         Company

--------------------

(1)  Member of the Compensation Committee

(2)  Member of the Audit Committee

(3)  Member of the Nominating and Corporate Governance Committee

     There are no family relationships among any of our directors or executive officers.

DIRECTORS TO BE ELECTED AT THE ANNUAL MEETING

     Andrew D. Lipman has been a director of the Company since 2000. Mr. Lipman is the Senior Partner in the Telecommunications, Media and Technology Group of the law firm of Bingham McCutchen LLP. For nearly a decade, while maintaining his law firm partnership, Mr. Lipman also served as Senior Vice President, Legal and Regulatory Affairs for MFS Communications. Mr. Lipman currently sits on the Boards of NuSkin Enterprises, a cosmetics and nutritional supplements marketer; SUTRON Corporation, a manufacturer of weather and climate measurement systems; and International Worldwide Cellular, an international cellular telephone distributor. Mr. Lipman is a graduate of the University of Rochester (summa cum laude) and Stanford Law School.

     Roy A. Wilkens has served as a director of the Company since 1999. In 1985, Mr. Wilkens founded WilTel, Inc., a wholesale communications carrier and subsidiary of The Williams Companies, an oil and gas pipeline company. Mr. Wilkens was the Chief Executive Officer of WilTel Inc. from 1985 to 1995. In 1995, WilTel was acquired by LDDS Communications, a predecessor to MCI Worldcom. Mr. Wilkens remained as Chief Executive Officer of WilTel until 1997. Prior to 1985, Mr. Wilkens served as the President of Williams Pipeline Company, a subsidiary of The Williams Companies. In 1992, President George H. W. Bush appointed Mr. Wilkens to the

National Security Telecommunications Advisory Council. He has also served as chairman of both the Competitive Telecommunications Association and the National Telecommunications Network.

     Frank M. Siskowski has served as a director of the Company since April 2003. Mr. Siskowski has a career of over 30 years in finance, including senior management positions with Visa International, MCI, PepsiCo, and Indus International. From 1998 to 2000, Mr. Siskowski was Chief Financial Officer of E-LOAN, Inc., where he helped lead that company's initial public offering. Most recently, Mr. Siskowski served as Chief Financial Officer of ZANTAZ, Inc., a leading provider of Compliance Technology Solutions TM that enable clients to comply with industry regulations, respond to urgent litigation and regulatory audits, and mitigate legal and regulatory risks. In April 2005, Mr. Siskowski joined Reply! Inc. as its Chief Financial Officer.

DIRECTORS WHOSE TERM WILL CONTINUE BEYOND THE ANNUAL MEETING

     William M. Matthes has served as a director since 1998. Mr. Matthes joined Behrman Capital, a private equity firm, in 1996 and has served as a Managing Partner of Behrman Capital since 1999. Mr. Matthes was Chief Operating Officer of Holsted Marketing, Inc., a direct marketing company, from 1994 to 1996. From 1989 to 1994, Mr. Matthes was a General Partner at Brentwood Associates, a private equity firm. Mr. Matthes currently serves as Chairman of the Board of Hunter Defense Holdings, Inc. and is a director of several other private companies. Mr. Matthes received his M.B.A. from Harvard Business School in 1986 where he was both a Baker Scholar and a Loeb Rhoades Fellow. Mr. Matthes received his A.B. in Economics from Stanford University, where he graduated with honors and distinction.

     Micky K. Woo has served as a Vice President, Chief Operating Officer and a director of TMNG and has been a senior executive with TMNG since 1991. Prior to joining TMNG, Mr. Woo served from 1989 to 1991 as Vice President of Information Systems and Revenue Assurance at Telesphere Communications. From 1987 to 1989, Mr. Woo was the Director of Revenue and Treasury Management at Sprint and from 1983 to 1987 he served in management at MCI, including Senior Manager of Receivables Management, Senior Manager of the East Coast Billing Center, and Senior Manager of Revenue Reporting and Analysis. Prior to entering the telecommunications industry, Mr. Woo was a consultant with Price Waterhouse (now PricewaterhouseCoopers). Mr. Woo received his B.A. in Computer Science and an M.A. in Accounting from the University of Iowa.

     Robert J. Currey has served as a director since 2003. Mr. Currey has been President and CEO of Consolidated Communications Inc (CCI) since 2002. From 2000 to 2002, Mr. Currey served as Vice Chairman of RCN Corporation, a CLEC providing telephony, cable and Internet services in high-density markets nationwide. From 1998 to 2000, Mr. Currey served as President and Chief Executive Officer of 21st Century Telecom Group. From 1997 to 1998, Mr. Currey served as Director and Group President of Telecommunications Services of McLeodUSA, which acquired the predecessor of CCI in 1997. Mr. Currey joined the predecessor of CCI in 1990 and served as President through its acquisition in 1997.

     Grant G. Behrman has been a director of the Company since 1998 and served as Chairman of the Board from 1998 to December 2, 2002. Mr. Behrman is a Managing Partner of Behrman Capital and was a founding partner of that firm. Prior to founding Behrman Capital, Mr. Behrman was a founding member of Morgan Stanley's Venture Capital Group where he worked from 1981 to 1991, and a consultant with the Boston Consulting Group from 1977 to 1981. Mr. Behrman is a director of Brooks Equipment Corp., Pelican Products Inc. and several other private companies. Mr. Behrman received an M.B.A. with distinction from the Wharton Graduate School of Business in 1977 and an undergraduate degree in Business from the University of the Witwatersrand (South Africa).

     Richard P. Nespola founded TMNG in 1990 and has served as our President and Chief Executive Officer since that time. He was elected Chairman of the Board on December 2, 2002. During his extensive career in telecom, Mr. Nespola has served as Senior Vice President and Chief Operating Officer of Telesphere Communications and as Vice President of Financial Operations and Senior Vice President of Strategic Markets and Product Pricing at Sprint. He served as the Senior Director of Revenue and Treasury Operations at MCI from 1983 to 1986. Mr. Nespola is a director of One Communications and is a member of the Board of Trustees of Long Island University. Mr. Nespola is a frequent chair of industry forums and noted conference speaker. Mr. Nespola received a B.A. and M.B.A. from Long Island University.

     The Board of Directors has determined that Messrs. Behrman, Matthes, Currey, Lipman, Wilkens and Siskowski are independent, as defined in the Nasdaq listing standards.

VOTE REQUIRED

     The three nominees receiving the highest number of affirmative votes in person or represented by proxy and entitled to vote shall be elected as the Class II directors. Votes withheld from the directors are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors held a total of nine meetings during the fiscal year ended December 30, 2006. No director attended less than 75% of those meetings and no director attended less than 75% of the aggregate of (1) all Board of Directors meetings and (2) the number of meetings of all committee(s) of the Board of Directors held during fiscal year 2006 for which each respective director served as a member The agenda for each meeting includes an executive session of the independent directors without management present.

     The Board of Directors has an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, which constitute the standing committees of the Board of Directors. During 2005, the Board of Directors created a special committee comprised of Messrs. Wilkens, Lipman, Siskowski and Currey to evaluate the acquisition of the international operations of Adventis Ltd. See "Certain Relationships and Related Transactions." This special committee was dissolved in April 2006 following the Company's completion of the transaction with Adventis Ltd.

     During 2006, the Board of Directors created a special committee comprised of Messrs. Currey and Siskowski to conduct an investigation of our past stock option granting practices and related accounting, as described in "Compensation Committee Processes and Procedures-Special Committee Investigation of Stock Option Practices" and "Compensation Discussion and Analysis-Special Committee Investigation of Stock Option Practices."

     The Audit Committee consists of Mr. Siskowski, Chairman, and Messrs. Wilkens and Currey. The Audit Committee oversees our accounting, auditing and financial reporting policies and practices. The Board of Directors has affirmatively determined that the members of the Audit Committee are "independent," as defined in the Nasdaq listing standards. Mr. Siskowski is considered to be an "audit committee financial expert" as defined by applicable rules of the Securities and Exchange Commission ("SEC") by virtue of his experience and background as described above. The Audit Committee held a total of three meetings during fiscal year 2006. The Audit Committee has adopted a formal written charter, a copy of which is available on the "Investor Relations
- Corporate Governance" page of our website at www.tmng.com.

     The Compensation Committee consists of Mr. Lipman, Chairman, and Messrs. Behrman and Wilkens. The Compensation Committee makes recommendations to the Board of Directors regarding our employee benefit plans and the compensation of our executive officers. The Board of Directors has affirmatively determined that the members of the Compensation Committee are "independent" as defined in the Nasdaq listing standards. The Compensation Committee held one meeting during fiscal year 2006 which was attended by each member of the Compensation Committee. The Compensation Committee has adopted a formal written charter, a copy of which is available on the "Investor Relations - Corporate Governance" page of our website at www.tmng.com.

     The Nominating and Corporate Governance Committee consists of Mr. Behrman, Chairman, and Messrs. Lipman and Currey. The Board of Directors has
affirmatively determined that the members of the Nominating and Corporate Governance Committee are "independent" as defined in the Nasdaq listing standards. The Nominating and Corporate Governance Committee's primary functions are to recommend individuals qualified to serve as directors of the Company; to advise the Board on its composition, procedures and committees; to advise the Board regarding corporate governance and to develop, recommend to the Board and evaluate periodically a set of corporate governance guidelines for the Company; to recommend to the Board an appropriate level of compensation for non-employee directors of the Company; and to oversee the evaluation of the Board and management.

     The Nominating and Corporate Governance Committee has adopted a formal written charter addressing the nomination process. A copy of the charter is available on the "Investor Relations -- Corporate Governance" page of our website at www.tmng.com. In accordance with the provisions of its charter, the Nominating and Corporate Governance Committee will consider nominations for director made in good faith by stockholders and will not apply different selection criteria to stockholder nominees than the selection criteria for persons nominated by the Committee. Among the criteria considered important in the selection of new directors, are experience, knowledge, skills, expertise, integrity, analytic ability, independence of mind, understanding of our business and business environment, willingness and ability to devote adequate time and effort to Board responsibilities, and diversity with respect to other Board members. For a description of the procedures for stockholders to make nominations for director, see "Submission of Stockholder Proposals and Nominations". The Nominating and Corporate Governance Committee held no meetings in 2006, but engaged in nomination discussions at Board of Directors meetings and nominated existing directors for the 2007 Annual Meeting by unanimous consent. The Nominating and Corporate Governance Committee's nominations were discussed and approved by the full Board of Directors at a special meeting of the Board of Directors.

     Stockholders may communicate directly with the Board of Directors via e-mail at board@tmng.com. These communications will be monitored by the Chairman of the Board and automatically passed directly to all independent directors. The Company also has a hotline for investor and employee complaints or notifications.

COMPENSATION COMMITTEE PROCESSES AND PROCEDURES

     The Compensation Committee's charter governs its processes and procedures in the determination of executive compensation.

     The Compensation Committee has overall responsibility for approving and evaluating compensation for executive officers and employee benefit plans, policies and programs. The Compensation Committee does not share this authority with, or delegate this authority to, any other person. The Compensation
Committee assists the Board in fulfilling its responsibility to maximize long-term stockholder value by ensuring that officers, directors and employees are compensated in accordance with our compensation philosophy, objectives and policies; competitive practice; and the requirements of applicable laws, rules and regulations.

     In fulfilling its responsibilities, the Compensation Committee has direct access to our officers and employees and consults with our CEO, our Chief Financial Officer ("CFO"), our human resources personnel and other members of senior management as the Chairperson of the Committee deems necessary.

     The Compensation Committee reviews executive officer compensation on an annual basis. For each review, the Compensation Committee may consider, and decide the weight it will give to, a number of factors, including the following:

     o    competition in the market for executive employees;

     o    executive compensation provided by comparable companies;

     o    executive officer performance;

     o    our financial performance and compensation expenses;

     o    the accounting impact of executive compensation decisions;

     o    company and individual tax issues;

     o    executive officer retention;

     o    executive officer health and welfare; and

     o    executive officer responsibilities.

     In  determining  the  long-term   incentive   component  of  our  executive
compensation, the Compensation Committee may consider:

     o    company performance and relative stockholder return;

     o    value  of  similar   incentive  awards  to  executives  at  comparable
          companies; and

     o    awards given our executives in past years.

     The Compensation Committee may retain at the Company's expense a compensation consultant to advise the Committee on executive and director compensation practices and trends. The Committee did not engage a compensation consultant during 2006.

     The Compensation Committee may request that management recommend compensation package components, discuss hiring and retention concerns and personnel requirements, and provide information with respect to such matters as executive, Company and business unit performance; market analysis; benefit plan terms and conditions; financial, accounting and tax considerations; legal requirements; and value of outstanding awards. The Compensation Committee may rely on our CEO and other executives for these purposes.

     The Compensation Committee develops the criteria for evaluating our CEO's performance and privately reviews his performance against these criteria on at least an annual basis. Our CEO periodically discusses the performance of other executive officers with the Compensation Committee. The Committee may review human resources and business unit records. The Committee may also discuss with the Audit Committee the executive officers' compliance with our Code of Conduct, a copy of which is available on the "Investor Relations - Corporate Governance" page of our website at www.tmng.com.

Special Committee Investigation of Stock Option Practices

     As we have previously disclosed in other filings with the SEC, a special committee of our Board of Directors has conducted an investigation into our historical practices associated with the granting of stock options and restricted stock awards and our accounting for those transactions. Although the special committee found no evidence of intent to defraud, fraudulent misconduct or intentional filing of misleading financial statements or other public disclosures, it identified a large number of grants for which grant dates were intentionally selected in order to obtain favorable exercise prices. The grant dates for these awards were selected to reflect our stock price at a date prior to the actual grant date or measurement date. The vast majority of these misdated awards were granted to non-management employees. The misdated awards may not have complied with the equity compensation plans under which they were awarded. As a result of the special committee's findings, we plan to restate certain of our historical financial statements to record additional non-cash compensation expense.

     The special committee and management identified weaknesses in our equity compensation processes and related accounting controls. The special committee made several recommendations for improvement in our equity compensation process, corporate governance practices, disclosure controls and procedures and internal controls which our Board and management either have adopted or are in the process of adopting. The Compensation Committee has adopted new policies on committee recordkeeping and regular assessment of its performance based on its charter and adopted policies. The Compensation Committee will serve as the oversight body for compliance with our new equity granting policy.

Compensation Committee Interlocks and Insider Participation

     During 2006:

          o no member of the Compensation Committee was an officer or employee of TMNG or was formerly an officer of TMNG

          o no member of the Compensation Committee had any material relationship with TMNG other than service on the Board and Board committees and the receipt of compensation for that service. A non-material relationship with Mr. Lipman is described below in "Certain Relationships and Related Transactions."

          o no executive officer of TMNG served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Compensation Committee

          o no executive officer of TMNG served as a member of the Compensation Committee (or other board committee performing equivalent functions or, if the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of TMNG.

NON-EMPLOYEE DIRECTOR COMPENSATION

     This section describes the compensation paid to our independent directors. Mr. Nespola, our Chairman, President and Chief Executive Officer, and Mr. Woo, our Vice President and Chief Operating Officer, serve on our Board of Directors but are not paid any compensation for their service on the Board. Messrs. Behrman and Matthes, who are affiliated with an entity that owns 35% of our common stock, also serve on our Board of Directors but are not paid any compensation for their service due to Company policy.

Director Fees

     The following fees are paid to our independent directors other than Messrs. Behrman and Matthes:

--------------------------------------------------------------------------------
                            Fees Per Meeting Attended
--------------------------------------------------------------------------------
                          Type                                   Amount
-------------------------------------------------------- -----------------------
Board (in person)                                                 $  1,000
-------------------------------------------------------- -----------------------
Board (by telephone)                                              $  1,000
-------------------------------------------------------- -----------------------
Committee (in person or by telephone)                             $    500
Audit Committee Chairman (in person or by telephone)              $  3,000
-------------------------------------------------------- -----------------------

     We also reimburse directors for their expenses in attending Board and committee meetings.

     Independent directors have received equity grants in the past pursuant to our 1998 Equity Incentive Plan. The last such grant occurred in 2005 when each independent director received 50,000 options.

     We believe the fees paid to our directors are below the market median for companies of comparable size. We have purposefully kept director fees low in light of our recent history of operating losses. We may, however, be required to increase our director fees to compensate outside directors for the time commitment involved in serving on our Board and its committees in light of current regulatory requirements and the special committee investigation.

2006 Compensation

     The following table shows the compensation paid to our independent directors in 2006


                              DIRECTOR COMPENSATION

------------------------------ ---------------- --------------- --------------
                                     Fees
                                    Earned
                                   or Paid
                                   in Cash       Stock Option       Total
                 Name                ($)          Grants (3)         ($)
------------------------------ ---------------- --------------- --------------

Grant G. Behrman                  $       0       $  47,068      $ 47,068
------------------------------ ---------------- --------------- --------------

Robert J. Currey(1)               $  10,000       $  39,440      $ 49,440
------------------------------ ---------------- --------------- --------------

Andrew D. Lipman(2)               $   9,000       $  34,655      $ 43,655
------------------------------ ---------------- --------------- --------------

William M. Matthes                $       0       $  47,068      $ 47,068
------------------------------ ---------------- --------------- --------------

Frank M. Siskowski(1)             $  15,000       $  37,523      $ 52,523
------------------------------ ---------------- --------------- --------------

Roy A. Wilkens                    $   8,500       $  34,655      $ 43,155
------------------------------ ---------------- --------------- --------------

(1) The Board of Directors has expressed an intent to compensate Messrs. Currey and Siskowski for their work as members of the special committee. However, no determination or approval of such compensation has been made to date.

(2) Does not include fees paid to Mr. Lipman's law firm described in "Certain Relationships and Related Transactions."

(3) This column represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year 2006 for the fair value of stock options previously granted to the directors. The fair value was estimated using the Black-Scholes option-pricing model in accordance with SFAS 123R.

     As of December 30, 2006, each independent director held the number of stock options identified below:


------------------------------ -------------------- ---------------------
                                 Exercisable Stock     Unvested Stock
            Name                     Options              Options
------------------------------ -------------------- ---------------------

Grant G. Behrman                     25,000               25,000
------------------------------ -------------------- ---------------------

Robert J. Currey                     53,125               34,375
------------------------------ -------------------- ---------------------

Andrew D. Lipman(1)                  96,712               25,000
------------------------------ -------------------- ---------------------

William M. Matthes                   25,000               25,000
------------------------------ -------------------- ---------------------

Frank M. Siskowski                   62,500               25,000
------------------------------ -------------------- ---------------------

Roy A. Wilkens                       25,000               25,000
------------------------------ -------------------- ---------------------

(1) Mr. Lipman voluntarily surrendered 34,212 exercisable stock options for cancellation on April 9, 2007 because they had been misdated at the time of grant.

                                 PROPOSAL NO. 2

                         RATIFICATION OF APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee plans to engage the independent registered public accounting firm of Deloitte & Touche LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 29, 2007. Representatives of Deloitte & Touche LLP are expected to be available to respond to appropriate questions during the Annual Meeting. The Audit Committee recommends that stockholders vote "FOR" ratification of such appointment.

     Deloitte & Touche LLP has audited the Company's financial statements since 1995.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S FEES

     The following table summarizes the aggregate fees billed to the Company by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the "Deloitte Entities") during 2006 and 2005:

                                              2006               2005
                                       -----------------  ----------------
            Audit Fees (a)                  $ 309,923        $ 229,450
            Audit-Related Fees (b)             42,967           11,000
            Tax Fees (c)                       15,172           17,949
                                       -----------------  ----------------
            Total                           $ 368,062        $ 258,399
                                       =================  ================
--------------------

(a) Fees for audit services in 2006 and 2005 consisted of the audit of the Company's annual financial statements included in our annual reports on Form 10-K, reviews of the Company's quarterly financial statements included in our quarterly reports on Form 10-Q, reviews relating to the Company's investigation of stock option and restricted stock grants,, and consents and other services related to SEC matters.

(b) Fees for audit-related services billed in 2006 and 2005 consisted of employee benefit plan audits and accounting consultations.

(c) Fees for tax services billed in 2006 and 2005 consisted of tax compliance and tax planning and advice.

     o Fees for tax compliance services totaled $7,600 and $7,000 in 2006 and 2005, respectively. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and consisted of assistance with tax return filings in certain foreign jurisdictions.
     o Fees for tax planning and advice services totaled $7,572 and $10,949 in 2006 and 2005, respectively. Tax planning and advice are services rendered with respect to proposed transactions or that alter a transaction to obtain a particular tax result.


     In considering the nature of the services provided by the Deloitte Entities, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the Deloitte Entities and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC under the Sarbanes-Oxley Act of 2002, as well as the rules of the Public Company Accounting Oversight Board and the American Institute of Certified Public Accountants.

PRE-APPROVAL POLICY

     The charter of the Audit Committee requires pre-approval of non-audit services provided by the Deloitte Entities. In 2005, The Audit Committee adopted a procedure for approval of audit services and non-audit services by the Deloitte Entities whereby management has the authority to approve projects anticipated to cost less than $10,000, projects between $10,000 and $25,000 are subject to pre-approval by the Chairman of the Audit Committee, and all projects in excess of $25,000 require pre-approval by the full committee. Services which can be pre-approved under this process are limited to consultation and research specifically relating to: (a) financial accounting and reporting matters; (b) income tax reporting/compliance matters; (c) matters relating to the audit of the Company's 401(k) plan; and (d) required audit services necessary to complete a timely SEC filing (such as the issuance of a consent for registration statements). Pre-approved services must not be prohibited services under the rules of the SEC. All pre-approved services must be reported to the full Audit Committee at the next regularly scheduled meeting. All services performed by the Deloitte Entities during 2006 were pre-approved in accordance with these policies.

                               EXECUTIVE OFFICERS

     Here is information on our executive officers other than Messrs. Nespola and Woo, whose biographies appear in the section titled "Directors Whose Term Will Continue Beyond the Annual Meeting."

     Donald E. Klumb, 44, has served as Vice President and Chief Financial Officer of the Company since 1999. From 1998 to 1999, Mr. Klumb was a partner at Deloitte & Touche LLP and headed the firm's Midwest telecommunications and high technology practice. From 1992 to 1998, he was a senior manager with Deloitte & Touche LLP. Mr. Klumb received his B.S. in Accounting from the University of Wisconsin-Milwaukee and is a certified public accountant.


                          COMPENSATION COMMITTEE REPORT

     The Compensation Committee has received and discussed with management the disclosures contained in "Compensation Discussion and Analysis" in this proxy statement. Based on that review and analysis, we recommended to the Board of Directors that the Compensation Discussion and Analysis section be included in this proxy statement.

                           The Compensation Committee

                           Andrew D. Lipman, Chairman
                                Grant G. Behrman
                                 Roy A. Wilkens

     This Compensation Committee Report is not deemed "soliciting material"
        and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.



                      COMPENSATION DISCUSSION AND ANALYSIS

     Introduction

     The Compensation Committee is responsible for establishing and administering our executive compensation policies and overseeing our executive compensation practices. The Compensation Committee is comprised solely of independent directors, all of whom meet the independence requirements of the Nasdaq Stock Market.

     The creation of stockholder value is the most important responsibility of our Board of Directors and executive officers. We have invested heavily in the development of a global consultancy to capitalize on the worldwide convergence of communications, media and entertainment, with the objective of achieving sustained revenue growth and profitability. To achieve this goal, our executives will be required to effectively execute our business strategy. Our Compensation Committee believes our compensation practices and programs should be designed to incent our executives to meet this goal and to hold them accountable for our performance, with the ultimate objective of promoting long-term stockholder value.

     Special committee investigation of stock option practices

     As we have previously disclosed, a special committee of our Board of Directors, together with its legal counsel and forensic accountants, have conducted an independent investigation of our stock option practices and related accounting covering the period from November 1999 through October 2006. The special committee found that an aggregate of 582 stock option and restricted stock awards made during this period were incorrectly dated to reflect our stock price at a date prior to the actual grant or measurement date. We plan to restate certain historical financial statements to reflect additional non-cash compensation charges related to misdated stock options and restricted stock awards.

     As a result of the special committee investigation, the Compensation Committee and management have adopted new policies and procedures to address risk factors that led to equity granting and accounting practices that resulted in misdated options and restricted stock awards, as identified by the special committee. With respect to the Compensation Committee, these remedial measures include more formalized Compensation Committee meetings to be attended by our general counsel and corporate secretary, improved minute and recordkeeping, and regular assessments of its performance based upon the Compensation Committee's charter and adopted policies. The Compensation Committee is also in the process of developing and adopting other remedial policies and procedures designed to address compensation issues identified by the special committee.

     Philosophy

     The Compensation Committee has adopted an executive compensation philosophy consisting of the following elements:

     o    Competitive factors relating to the retention of executive management;

     o The incentive associated with granting a mix of cash and equity compensation;

     o    Comparison with similarly situated companies; and

     o Providing the right short and long term incentive compensation to maximize stockholder value.

     The Compensation Committee believes our executive compensation philosophy should achieve the following objectives:

     o    Facilitate   the   attraction   and   retention  of   highly-qualified
          executives;

     o    Motivate our executives to achieve our strategic and operating goals;

     o Align our executives' interests with those of our stockholders by rewarding the creation of stockholder value; and

     o Deliver executive compensation in a responsible and cost-effective manner.

     Elements of Compensation

     The primary elements of our 2006 executive officer compensation packages are described below.


     ------------------------- ------------------------------------------------ ----------------------------------------------------
      Compensation Element                         Purpose                                        Characteristic
     ------------------------- ------------------------------------------------ ----------------------------------------------------
           Base Salary         To provide a fixed element of pay for an         Reviewed annually and adjusted in accordance with
                               individual's primary duties and                  Company performance and market factors
                               responsibilities
     ------------------------- ------------------------------------------------ ----------------------------------------------------
        Annual Incentive       To encourage and reward the achievement of       Discretionary performance-based compensation in
                               specified financial goals or operational         accordance with Company performance and market
                               goals                                            factors
     ------------------------- ------------------------------------------------ ----------------------------------------------------
        Restricted Stock       To align the interests of executives,            Service-based long-term incentive opportunity;
                               employees and the Board of Directors with the    award value depends on stock price
                               interests of investors (via creation of
                               stockholder value), to encourage stock
                               ownership, and to provide an incentive for
                               retention
     ------------------------- ------------------------------------------------ ----------------------------------------------------
          Stock Options        To provide incentive to new hires, existing      Performance based long-term incentive opportunity;
                               executives, employees and members of the Board   amounts realized are dependent upon stock price
                               of Directors in a way that is in line with       appreciation
                               the interests of stockholders
     ------------------------- ------------------------------------------------ ----------------------------------------------------
                                                                                Company-provided automobile, club membership and
           Perquisites         Provided on a limited basis to our CEO           $10,000 stipend for tax preparation and financial
                                                                                planning services provided to CEO.
     ------------------------- ------------------------------------------------ ----------------------------------------------------
            Benefits           To provide for basic life and disability         Same as benefits provided to all employees,
                               insurance, medical coverage, and retirement      includes health insurance, dental insurance,
                               income                                           disability insurance, life insurance, 401(k), and
                                                                                the opportunity to participate in the employee
                                                                                stock purchase plan.
     ------------------------- ------------------------------------------------ ----------------------------------------------------


     Detail   regarding  these  elements,   as  well  as  other  components  and
considerations of our executive compensation strategy, are described below.

     Compensation Determination and Implementation

     Pay packages for the top executives are recommended by our CEO to the Compensation Committee each year. The CEO and the Compensation Committee consider publicly available information on salaries, target annual incentives and long-term incentives provided by comparable companies, as well as equity comparisons among executive officers and each executive's individual responsibility, experience, and overall performance. The Compensation Committee does not give any specific weighting to any of these factors. The Compensation Committee reserves the right to materially change compensation for situations such as a material change in an executive's responsibilities. The amount of compensation realized or potentially realizable by our executives does not directly impact the level at which future pay opportunities are set or the programs in which they participate.

     Because of our recent history of operating losses, we have generally held the line on executive compensation and believe our senior executive compensation is below market for executives at comparable companies. In 2006, bonuses shown in the summary compensation table were provided to named executive officers in recognition of static base salaries and achievement of goals set forth by the Compensation Committee, including building a more sustainable business model and diversifying operations.

     Base Salary

     Messrs. Nespola, Woo and Klumb (the "named executive officers") are paid a base salary to provide a basic level of regular income for services rendered during the year. The Compensation Committee recommends for Board approval the level of base salary for Mr. Nespola. Messrs. Woo and Klumb's base salaries are based on recommendations by the CEO to the Compensation Committee or by the Compensation Committee upon its own initiative and are approved by the full Board of Directors. Actual executive salaries may vary from this targeted positioning based on individual contribution and performance, level of responsibility, experience, Company performance, and internal equity considerations. The Compensation Committee does not give specific weighting to any of these factors.

     Annual Incentive Awards

     Named executive officers may be eligible for annual incentive awards for achieving Company and business units stated objectives. A key objective articulated by the Board to executive management in 2006 was to have the Company engage in a process to build a sustainable business model and diversify operations.

     Long-Term Incentives

     The Company uses its 1998 Equity Incentive Plan and its 2000 Supplemental Stock Plan as vehicles for aligning executive and stockholder interests. The purpose of these plans are:


     o To attract and retain the best available personnel for positions of substantial responsibility;

     o    To  provide   additional   incentive  to   employees,   directors  and
          consultants, and

     o    To promote the success of our business.

     On March 1, 2006, Messrs. Nespola, Woo and Klumb were granted 250,000, 150,000 and 100,000 non-qualified stock options, respectively. The Compensation Committee intends to periodically review the grant strategy to ensure that the long-term incentive awards granted balance the objectives of increasing stockholder value, motivating and retaining key executives and facilitating stock ownership in a cost effective manner.

     Perquisites

     We provide very limited perquisites and only for the purpose of staying competitive in the retention of our CEO. The only three perquisites currently offered are a Company-provided car, a $10,000 stipend for financial planning services and a club membership.

     Benefits

     Named executive officers are entitled to the same benefits as provided to all employees. These include health insurance, dental insurance, vision insurance, disability insurance, life insurance, paid time off, 401(k) plan, flexible spending account for medical and dependent care expenses, and the opportunity to participate in our employee stock purchase plan.

     Pay Mix

     The  Compensation   Committee  has  not  adopted  a  policy  regarding  the
composition of named executive officer compensation based upon the various potential compensation elements.

     Executive Stock Ownership Guidelines

     We do not have stock ownership guidelines for our named executive officers or directors.

     Change in Control Benefits

     Purpose. The compensation arrangement for our CEO provides for various benefits upon a change in control (see the discussion of change in control triggers below) or the occurrence of certain events after a change in control. These arrangements are designed to:

     o    preserve our ability to compete for executive talent;

     o provide stability during a change in control by encouraging our CEO to cooperate with and achieve a change in control approved by the Board, without being distracted by the possibility of termination or demotion after the change in control; and

     o encourage an acquirer to evaluate whether to retain our CEO by making it more expensive to dismiss him rather than one of its own executives.

     In the event of a termination without "cause" within a twelve-month period after a change in control, our CEO would receive the following benefits:


       ------------------------------ ----------------------------------------------------------------------------------------
             Cash Severance           150% of base salary and average  bonus for last three years;  and pro
            (paid in a lump           rata share for year of the greater of (i)  $283,500 or (ii) the target bonus
                 (sum)                in effect for that year

       ------------------------------ ----------------------------------------------------------------------------------------
        Health and Welfare Benefits   Continuation of health and dental benefits for 18 months
       ------------------------------ ----------------------------------------------------------------------------------------
                   Other              Purchase and assignment of Company-provided car to CEO; and $500,000 contribution to charitable organization of CEO's choice
       ------------------------------ ----------------------------------------------------------------------------------------


Definition of "cause".

     Under our CEO's employment agreement (the "CEO Agreement"), which contains the change in control provisions, the Company has the right to discharge the CEO and terminate the CEO Agreement for "cause" which consists of (a) conviction of, or a plea of nolo contendere to, a felony, (b) gross neglect, gross misconduct or gross failure in carrying out the CEO's duties, (c) engaging in a material act of dishonesty affecting the Company, any affiliate or any client, or (d) drunkenness or illegal use of drugs materially interfering with performance.

Triggering Events.

     The change in control benefits would be available to our CEO in the event of (a) a termination by the Company without cause at any time within twelve months after a qualifying change in control event, or (b) a constructive termination by the Company (i.e. substantial diminution in title, position or duties; reduction in pay; relocation; or the failure of a successor to honor the CEO Agreement). These triggering events were selected because they were consistent with perceived practices of other comparable companies.

     Severance benefits for our CEO do not become due upon a mere change in control. Requiring that a termination without cause or a resignation for good reason occur within a one-year period after a change in control before compensation and benefits are available is called a "double trigger." We believe a double trigger is in the best interest of our stockholders because it:

     o prevents a long-term benefit from becoming a short-term windfall to our CEO upon a mere change in control;

     o    encourages our CEO to help transition through a change in control; and

     o protects our CEO from termination without cause or adverse change in position following a change in control.

     Although the Company's CEO is the only named executive officer with an employment agreement or the right to any change of control benefits, the CFO's outstanding unvested options are governed by a granting agreement that results in automatic vesting upon a number of change of control events similar to those listed above.

     Tax and Accounting Considerations

     As a result of the special committee investigation, we have discussed the tax and accounting impacts of our stock option and restricted stock awards with our independent registered public accounting firm and have prepared plans for dealing with such implications. We do not believe we will incur any tax liability related to options held by named executive officers or directors that were the subject of the special committee's investigation.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits the deduction by publicly held corporations for federal income tax purposes of compensation in excess of $1 million paid to any of the named executive officers listed in the Summary Compensation Table, unless it is "performance-based."

     Except as otherwise described in this section, the Compensation Committee intends to qualify compensation expense as deductible for federal income tax purposes.

     The compensation packages of the named executive officers for 2006 included base salary, annual incentives, and stock option grants. The highest total compensation package was within the $1 million limit. In 2006, annual incentive payments were determined based upon the achievement of performance measures established for the prior fiscal year. The annual incentive arrangement permits the Compensation Committee to exercise discretion in the determination of the award amounts and is not intended to be a performance-based plan under Section 162(m) of the Code.

     The Compensation Committee will review from time to time in the future the potential impact of Section 162(m) on the deductibility of executive compensation. However, the Compensation Committee intends to maintain the flexibility to take actions it considers to be in the best interests of our stockholders and which may be based on considerations in addition to tax deductibility.

     The Compensation Committee reviews projections of the estimated accounting and tax impact of all material elements of the executive compensation program. Generally, an accounting expense is accrued over the requisite service period of the particular pay element and we realize a tax deduction upon the payment to/realization by the executive.

     The Compensation Committee intends to review our executive employment agreements and benefit plans in light of the adoption of final regulations under
Section 409A of the Code ("Section 409A") and to make any changes it considers necessary to comply with Section 409A and such regulations, to the extent such changes are agreeable to the executives and do not adversely affect the Company.

     Compensation Decisions Made for 2007

     On December 20, 2006, the Compensation Committee met to consider 2007 compensation for our named executive officers. The Committee voted unanimously to recommend ten percent base salary increases for Richard P. Nespola and Micky
K. Woo. The Committee unanimously recommended the proposed raises based on the successful negotiation to acquire Cartesian Limited and the fact that Messrs. Nespola and Woo had not received base salary increases in several years. Mr. Woo's base salary for 2006 was $418,693, the same as in 2003. Mr. Nespola's base salary for 2006 was $567,500, the same as in 2003.

     The Compensation Committee decided to defer consideration of any increase in compensation for Donald E. Klumb until the special committee investigation was concluded. The Compensation Committee also decided to defer consideration of any 2006 bonus for senior management until the Compensation Committee had an opportunity to review 2006 final financial statements and the special committee report.

     The Compensation Committee presented the recommended raises to the Board at a meeting held on January 12, 2007. At the meeting, Mr. Nespola, speaking for himself and Mr. Woo, declined the raises pending the outcome of the special committee investigation. Messrs Nespola and Woo stated they would appreciate consideration of the recommendation at a more appropriate future date, and the Board indicated it was amenable to doing so, including consideration of amounts foregone. To date, no subsequent action has been taken by the Board or the Compensation Committee with regard to any alteration in compensation packages for our named executive officers. Messrs Nespola and Woo's base salaries remain at their 2003 levels with no bonuses set for 2007. Mr. Klumb's salary remains at the 2006 level of $275,000 with no bonus set for 2007.

     In 2007, the Compensation Committee is committed to re-evaluating its rationale for all compensation decisions and programs. Factors it intends to evaluate include:

     o    The objectives of our compensation programs;

     o    What our compensation program is designed to reward;

     o    Each element of compensation;

     o How the Compensation Committee determines the amount (and, where applicable, the formula) for each element of pay; and

     o How each element of compensation fits into our overall compensation objectives.

                           SUMMARY COMPENSATION TABLE

     The following table and narrative disclose compensation earned in 2006 by the named executive officers.


--------------------------------- --------- -------------- ------------ ------------- -------------- ---------------- -------------
                                                                         Restricted      Stock         All Other
  Name and Principal Position       Year       Salary        Bonus(1)       Stock        Option       Compensation
                                                 ($)           ($)        Awards(2)     Grants(3)         (4)             Total
--------------------------------- --------- -------------- ------------ ------------- -------------- ---------------- -------------
Richard P. Nespola, Chairman of     2006    $  567,500      $ 50,000     $  63,109     $  196,418      $ 164,002       $1,041,029
the Board, President and CEO
--------------------------------- --------- -------------- ------------ ------------- -------------- ---------------- -------------
Micky K. Woo, Vice President        2006    $  418,693      $ 25,000     $  47,332     $  117,851      $   5,551       $  614,427
and COO
--------------------------------- --------- -------------- ------------ ------------- -------------- ---------------- -------------
Donald E. Klumb, Vice President     2006    $  275,000      $ 25,000                   $   93,232      $   5,278       $  398,510
and CFO
--------------------------------- --------- -------------- ------------ ------------- -------------- ---------------- -------------


     (1) Discretionary bonus awarded by Board in recognition of static base salaries and achievement of articulated operational and market niche diversification objectives

     (2) This column represents the dollar amount recognized for financial statement reporting purposes with respect to fiscal year 2006 for the fair value of restricted stock previously awarded to the executives. The fair value of these awards is equal to the share price on the date of grant.

     (3) This column represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year 2006 for the fair value of stock options granted to the executives in fiscal years 2006 and prior years. The fair value was estimated using the Black-Scholes option-pricing model in accordance with SFAS 123R.

     (4)  All Other Compensation for the named executive officers consists of:


--------------- -------------- -------------- ------ -------- ------------ ------------- ------------ --------------- ------------
                                 Group Term                    Redeemed      Personal     Financial
                    401(k)     Life Insurance                   Unused        Use of      Planning         Club
     Name        Contributions    Premiums      STD     LTD    Vacation(1)  Automobile    Stipend(a)    Membership(b)   Total
--------------- -------------- -------------- ------ -------- ------------ ------------- ------------ --------------- ------------
Richard P.          $3,300         $1,866      $494   $1,274   $120,048      $6,770         $10,000       $20,250      $164,002
Nespola
--------------- -------------- -------------- ------ -------- ------------ ------------- ------------ --------------- ------------
Micky K. Woo        $3,300         $  483      $494   $1,274   $  -          $  -           $  -          $  -         $  5,551
--------------- -------------- -------------- ------ -------- ------------ ------------- ------------ --------------- ------------
Donald E. Klumb     $3,300         $  210      $494   $1,274   $  -          $  -           $  -          $  -         $  5,278
--------------- -------------- -------------- ------ -------- ------------ ------------- ------------ --------------- ------------


     (a) Provided pursuant to terms of CEO Employment Agreement (defined below).

     (b)  Club  membership   provided   pursuant  to  terms  of  CEO  Employment
          Agreement. $11,250 of amount attributable to initiation fee.

     Narrative to Summary Compensation Table

     Our CEO is the only named Executive Officer with an employment agreement (the "CEO Employment Agreement"). The CEO Employment Agreement, dated January 5, 2004, consists of the following components:

     o    Base salary to be determined by the Board of Directors;
     o Bonus to be awarded based upon criteria determined and judged by the Compensation Committee;
     o    Six weeks of vacation per year that may redeemed in cash if unused;
     o    Personal automobile use;
     o    Insurance premium payments, as determined by the Board of Directors;
     o    Club membership;
     o Executive health benefits for examinations not covered by insurance (not used);
     o    Estate and financial planning services stipend of $10,000 per year;
     o    Reimbursement of home office expenses;
     o Severance benefits constituting: (1) lump sum payment of 150% of annual salary and average bonus; (2) continuation of medical and dental insurance for 18 months; (3) purchase of Company-provided vehicle and assignment of such vehicle to CEO; and (4) pro rata annual bonus that is the lesser of $283,500 or target bonus for that year.
     o Change of control benefits constituting: (1) severance benefits described above; and (2) $500,000 payment to charity of CEO's choice.


                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

     The following table provides information for each named executive officer regarding outstanding stock options and unvested stock awards held by them as of December 30, 2006:


-----------------------------------------------------------------------------------------------------------------------------------
                                   Option Awards (1)                                                   Stock Awards
------------------------------------------------------------------------------------------ ----------------------------------------
                           Number of        Number of
                           Securities       Securities                                         Number of          Market Value
       Name                Underlying       Underlying                                         Shares or          of Shares of
                          Unexercised      Unexercised        Option                            Units of             Units of
                            Options          Options         Exercise                          Stock That           Stock That
                        (#) Exercisable        (#)            Price     Option Expiration       Have Not             Have Not
                               (1)         Unexercisable        ($)           Date             Vested (#)           Vested ($)
--------------------- ------------------ ---------------- ------------- ------------------- ------------------- -------------------
Richard P. Nespola           88,800                0         $22.56     January 13, 2010
                             88,800                0         $ 4.00       April 9, 2011
                            128,000                0         $ 4.86       July 24, 2011
                                  0          250,000         $ 2.44       March 1, 2016
                                                                                                 75,000            $121,500
--------------------- ------------------ ---------------- ------------- ------------------- ------------------- -------------------
Micky K. Woo                 50,000                0         $ 1.62     December 31, 2008
                             66,600                0         $22.56     January 13, 2010
                             66,600                0         $ 4.00       April 9, 2011
                             85,000                0         $ 4.86       July 24, 2011
                                  0          150,000         $ 2.44       March 1, 2016
                                                                                                 56,250            $ 91,125
--------------------- ------------------ ---------------- ------------- ------------------- ------------------- -------------------
Donald E. Klumb             225,000                0         $ 2.00       July 26, 2009
                             50,000                0         $ 4.86       July 24, 2011
                             50,000                0         $ 2.31     December 19, 2013
                                  0          100,000         $ 2.44       March 1, 2016
--------------------- ------------------ ---------------- ------------- ------------------- ------------------- -------------------


     (1) In April 2007, Messrs. Nespola, Woo and Klumb voluntarily surrendered for cancellation the following equity grants that they received that had contained intrinsic value at the time of each such grant due to a difference in the grant date and measurement date of such awards.:

          Nespola 88,800 granted on April 9, 2001; and 128,000 granted on July 24, 2001

          Woo 66,600  granted on April 9, 2001;  and 85,000  granted on July 24,
          2001

          Klumb 50,000 granted on July 24, 2001; and 50,000 granted on December 19, 2003

     Stock Vested in Fiscal 2006

     The following table provides information, for the named executives, on the number of shares acquired upon the vesting of restricted stock awards and the value realized, before payment of any applicable withholding tax.


                              -----------------------------------------------
                                               Stock Awards
----------------------------- -----------------------------------------------
                                 Number of Shares
                                   Acquired on             Value Realized
          Name                       Vesting                 on Vesting
----------------------------- ------------------------- ---------------------

Richard P. Nespola                     25,000                $67,500
----------------------------- ------------------------- ---------------------

Micky K. Woo                           18,750                $50,625
----------------------------- ------------------------- ---------------------


                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls. Our independent registered public accounting firm is responsible for auditing our annual financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America. The Board of Directors adopted a written Charter for the Audit Committee in 2001. In November 2002, the Board adopted a Second Amended and Restated Charter, which reflected the additional responsibilities assumed by the Audit Committee under the Sarbanes-Oxley Act and related SEC rules. In April 2004, the Board adopted a Third Amended and Restated Charter, which reflects the additional responsibilities assumed by the Audit Committee under revised Nasdaq and SEC rules. A copy of the charter is available on the "Investor Relations -- Corporate Governance" page of our website at www.tmng.com.

     The Audit Committee has sole authority to engage the independent registered public accounting firm to perform audit services (subject to stockholder ratification) and permitted non-audit services, and the sole authority to approve all audit engagement fees and the terms of all permitted non-audit engagements and fees of the independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee and is accountable to the Audit Committee.

      Due to the previously disclosed stock option investigation, the Company has not yet filed its Form 10-Q for the quarter ended September 30, 2006 or its annual report on Form 10-K for the year ended December 30, 2006 (the "2006 Form 10-K"). Because the financial statements to be included in these reports are not yet complete as a result of the special committee investigation and restatement required, the Audit Committee has not been able to complete certain of its oversight responsibilities for fiscal year 2006. The Audit Committee intends to fulfill these responsibilities prior to the time the 2006 Form 10-K is filed.

     In fulfilling its oversight responsibilities, the Committee intends to review the Company's 2006 audited financial statements with management and the independent registered public accounting firm, including a discussion of the quality, not just the acceptability, of the Company's accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and other matters that are required to be discussed with the Committee under the standards of the Public Company Accounting Oversight Board.

     The Committee also intends to discuss with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications With Audit Committees," the firm's independence from management and the Company, including the compatibility of non-audit services with the auditors' independence and the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit
Committees." The Committee meets at least quarterly with the independent registered public accounting firm, with and without management present, to discuss the overall scope and plans for its audit, the results of its audits and reviews, its evaluations of the Company's internal controls and disclosure controls and procedures, and the overall quality of the Company's financial reporting.

     The Committee intends to discuss with management and the independent registered public accounting firm the critical accounting policies of the Company, the impact of those policies on the Company's 2006 financial statements, the impact of known trends, uncertainties, commitments and contingencies on the application of those policies, and the probable impact on the 2006 financial statements if different accounting policies had been applied.

     The Committee held three meetings during fiscal year 2006. In reliance on the reviews and discussions referred to above, the Committee expects to recommend to the Board of Directors (and the Board is expected to approve) that the audited financial statements be included in the 2006 Form 10-K. The Committee also plans to engage, subject to stockholder ratification, the Company's independent registered public accounting firm to perform audit services for fiscal year 2007.

     The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements. The members of the Audit Committee are not professionally engaged in the practice of accounting and, notwithstanding the designation of one or more Audit Committee members as "audit committee financial experts" pursuant to SEC rules, are not experts in the field of accounting or auditing, including auditor independence. Members of the Committee rely without independent verification on the information provided to them and the representations made to them by management and the independent registered public accounting firm and look to management to provide full and timely disclosure of all material facts affecting the Company. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles, appropriate internal controls and procedures, or appropriate disclosure controls and procedures or that the Company's reports and information provided under the Exchange Act are accurate and complete. Furthermore, the Audit Committee's considerations and discussions referred to above and in the Amended and Restated Charter do not assure that the audit of the Company's financial statements has been carried out in accordance with the standards of the Public Company
Accounting Oversight Board, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the Company's independent registered public accounting firm is in fact "independent," or that the matters required to be certified by the Company's Chief Executive Officer and Chief Financial Officer in the Company's annual reports on Form 10-K and quarterly reports on Form 10-Q under the Sarbanes-Oxley Act and related SEC rules have been properly and accurately certified.

                               The Audit Committee


                          Frank M. Siskowski, Chairman
                                 Roy A. Wilkens
                                Robert J. Currey



         This Audit Committee Report is not deemed "soliciting material"
        and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.



--------------------------------------------------------------------------------

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of the Company's Common Stock as of April 24, 2007, by (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the current executive officers named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

     Unless otherwise indicated, the address for each beneficial owner set forth below is c/o The Management Network Group, Inc., 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210.


                                                                                   Shares Beneficially Owned
          Beneficial Owner                                                      Total Number             Percent

5% Stockholders:
  Behrman Capital II L.P.(1)                                                      12,467,282              34.9%
        Behrman Capital
        126 E. 56th Street, 27th Floor
        New York, NY 10022

  Potomac Capital Management LLC  (2)                                              2,580,017               7.2%
       825 Third Avenue 33rd Floor New York
        New York, NY 10022

Executive Officers & Directors:
Grant G. Behrman (3)                                                              12,492,282              34.9%
        Behrman Capital
        126 E. 56th Street, 27th Floor
        New York, NY 10022
William M. Matthes (4)                                                            12,411,185              34.7%
        Behrman Capital
        Four Embarcadero Center, Suite 3640
        San Francisco, CA 94111
Richard P. Nespola (5)                                                             3,395,014               9.5%
Micky K. Woo (6)                                                                   2,255,821               6.3%
Donald E. Klumb (7)                                                                  428,082               1.2%
Roy A. Wilkens  (8)                                                                  108,500                  *
Andrew D. Lipman (9)                                                                  62,500                  *
        Bingham McCutchen LLP
        3000 K Street, N.W.
        Suite 300
        Washington, DC 20007
Frank M. Siskowski (10)                                                               72,500                  *
        59 Chestnut Place
        Danville, CA 94506
Robert J. Currey (11)                                                                 53,125                  *


        Consolidated Communications
        121 S. 17th Street
        Mattoon, IL 61938

All directors and executive officers as a group (9 persons)                       18,892,824              52.8%


* Less than 1% of the outstanding shares of Common Stock.

(1) Represents 12,386,185 shares held by Behrman Capital and 81,097 shares held by Strategic Entrepreneur Fund II, L.P., an affiliate of Behrman Capital.

(2) Based on information provided by Potomac Capital LLC in Schedule 13G filed in February 2007.

(3) Mr. Behrman is a director of the Company and a managing member of Behrman Brothers LLC, the general partner of Behrman Capital II L.P., and a general partner of Strategic Entrepreneur Fund II, L.P. Mr. Behrman disclaims beneficial ownership of the shares held by these entities, except to the extent of his proportionate membership interest in Behrman Brothers LLC and his partnership interest in Strategic Entrepreneur Fund II, L.P. Includes 25,000 exercisable stock options.

(4) Mr. Matthes is a director of the Company and a managing member of Behrman Brothers LLC. Mr. Matthes disclaims beneficial ownership of the shares held by Behrman Capital and its affiliates, except to the extent of his proportionate membership interest in Behrman Brothers LLC. Includes 25,000 exercisable stock options.


(5) Includes 1,000,000 shares held by Quimby Lane 2002 Trust, 151,300 exercisable stock options and 50,000 shares of restricted stock. The restricted stock vests in equal installments of 25,000 shares on January 17, 2008 and 2009.

(6) Includes 1,000,000 shares held by Woo 2005 Family Trust, 919,521 held by Micky K. Woo Trust, 70,200 shares held by Growth Unlimited, Inc., 37,000 shares held by Woo Charitable Remainder Trust, 154,100 exercisable stock options and 37,500 shares of restricted stock. The restricted stock vests in equal installments of 18,750 shares on January 17, 2008 and 2009.

(7) Includes 250,000 exercisable stock options. In April 2007, 100,000 of the exercisable stock options were voluntarily surrendered because they had contained intrinsic value at the time of each such grant due to a difference in the grant date and measurement date of such awards.

(8)  Includes 25,000 exercisable stock options.

(9) Includes 62,500 exercisable stock options. In April 2007, 34,212 of the exercisable stock options were voluntarily surrendered because they had contained intrinsic value at the time of each such grant due to a difference in the grant date and measurement date of such awards.

(10) Includes 62,500 exercisable stock options.

(11) Includes 53,125 exercisable stock options.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, officers and beneficial owners of more than 10% of the Company's Common Stock to file reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms submitted to it during the fiscal year ended December 30, 2006, the Company has determined that all officers, directors and beneficial owners of more than 10% of the outstanding Common Stock complied with all Section 16(a) requirements during 2006. The Company assists its directors and officers in the preparation and filing of reports required under Section 16(a) of the Exchange Act.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INDEMNIFICATION AGREEMENTS

     We have entered into indemnification agreements with our directors and executive officers.

LOAN TO OFFICER

     There is an outstanding line of credit between TMNG and our CEO which originated in fiscal year 2001. Aggregate borrowings outstanding against the line of credit totaled $300,000 at December 30, 2006 and are due in 2011. In accordance with the loan provisions, the interest rate charged on the loan is equal to the Applicable Federal Rate (AFR), as announced by the Internal Revenue Service, for short-term obligations (with annual compounding) in effect for the month in which the advance is made, until fully paid. No further loan agreements or draws against the line may be made by the Company to, or arranged by the Company for its executive officers. Interest payments on this loan are current as of December 30, 2006.

ACQUISITION OF INTERNATIONAL CONSULTING BUSINESS

     On April 3, 2006, we acquired the international consulting business of Adventis Ltd, which was a 61% subsidiary of Behrman Capital and its affiliates, of which Messrs. Behrman and Matthes are Co-Managing Partners. The transaction was valued at $1.93 million. Adventis was under the control of its senior secured creditors at the time of the acquisition. The acquisition was approved by a Special Committee of the Board consisting of the four independent directors other than Messrs. Behrman and Matthes. Behrman Capital received none of the sales proceeds.

ENGAGEMENT OF LAW FIRM AFFILIATED WITH DIRECTOR

     During fiscal year 2006, we incurred legal fees of $348,000 for services provided by Bingham McCutchen, LLP ("Bingham"), a law firm in which Mr. Lipman, owns an equity interest. The fees paid to Bingham were in connection with our acquisitions of Adventis Ltd. and Cartesian Ltd. Our Board of Directors has affirmatively determined that such payments do not constitute a material relationship between the director and the Company and concluded Mr. Lipman is independent as defined by the Nasdaq corporate governance rules.

POLICY REGARDING TRANSACTIONS WITH AFFILIATES

     All transactions with affiliates must be approved by a majority of our independent and disinterested directors or, if required by law, a majority of disinterested stockholders, and will be on terms no less favorable to us than we could have obtained from unaffiliated third parties. Pursuant to the Nasdaq listing standards, any related party transactions must be specifically approved by the Audit Committee.

               SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

Do I have a right to nominate directors or make proposals for consideration by the stockholders?

     Yes. Our Bylaws establish procedures which you must follow if you wish to nominate directors or make other proposals for consideration at an Annual Meeting of Stockholders.

How do I make a nomination?

     If you are a stockholder of record and wish to nominate someone to the Board of Directors, you must give written notice to the Company's Secretary. Your notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 calendar days in advance of the first anniversary date of mailing of the Company's proxy statement released to stockholders in connection with the previous year's Annual Meeting of Stockholders; provided, however, that if no Annual Meeting was held the previous year or the date of the Annual Meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, your notice must be received a reasonable time before the solicitation is made. A nomination received after such date will be deemed untimely and will not be considered. Your notice must include:

     o your name and address and the name and address of the person(s) nominated by you
     o a representation that you are the holder of record of Common Stock of the Company entitled to vote at the Annual Meeting and, if applicable, that you intend to appear in person or by proxy at the Annual Meeting to nominate the person(s) specified in your notice
     o if applicable, a description of all arrangements and understandings between you and each nominee and any other person(s) (naming them) pursuant to which the nomination was made
     o such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC
     o    the consent of each nominee to serve as a director if elected

How do I make a proposal?

     If you are a stockholder of record and wish to make a proposal to the stockholders, you must give written notice to the Company's Secretary in accordance with the same procedure, as applicable, and containing the same information, as applicable, with respect to the proposal as required for a nomination as described above. Any proposal received after the date specified above will be deemed untimely and will not be considered. The proposal must also be made under applicable law and the rules of the SEC.

                                  ANNUAL REPORT

     TMNG's Annual Report to Stockholders, containing financial statements for the fiscal year ended December 30, 2006, is being mailed with this proxy statement to all stockholders entitled to vote at the Annual Meeting. You must not regard the Annual Report as additional proxy solicitation material.

     We will provide without charge, upon written request to the Secretary of the Company at the address listed on the cover page of this proxy statement, a copy of the Company's annual report on Form 10-K, including the financial statements, filed with the Securities and Exchange Commission for the fiscal year ended December 30, 2006.

--------------------------------------------------------------------------------

                                  HOUSEHOLDING

     A single copy of our 2006 Annual Report and this proxy statement are being delivered to any multiple stockholders sharing the same address pursuant to SEC Rule 14a-3(e)(1), unless we or our transfer agent have received contrary instructions from one or more of those stockholders. We agree to deliver promptly upon written or oral request a separate copy of our Annual Report and proxy statement to any stockholder at a shared address to which a single copy of those documents has been delivered. You may notify us that you wish to receive a separate copy of the Annual Report and proxy statement for the 2006 or any future Annual Meeting by contacting us at 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210, (913) 345-9315, Attention: Secretary. Stockholders who are members of a single household receiving multiple copies of those documents and who wish to receive a single copy may contact us at the same address or telephone number.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

The Board of Directors

Overland Park, Kansas
April 30, 2007

--------------------------------------------------------------------------------

[GRAPHIC            VOTE BY  INTERNET -  www.proxyvote.com
OMITTED]            Use the Internet to transmit  your voting  instructions  and for  electronic  delivery of information up until 11:59 P.M.
                    Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

                    ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
                    If you would like to reduce the costs incurred by THE MANAGEMENT NETWORK GROUP, INC. in mailing proxy materials, you can consent to receiving all future proxy statemnets, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

                    VOTE BY PHONE - 1-800-690-6903
                    Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

                    VOTE BY MAIL
                    Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to THE MANAGEMENT NETWORK GROUP, INC., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


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


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                        MANET1        KEEP THIS PORTION FOR YOUR RECORDS
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                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

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THE MANAGEMENT NETWORK GROUP, INC.

   THE BOARD OF DIRECTORS RECOMMENDS
   A VOTE FOR ITEMS 1 AND 2.

   Vote on Directors                                        For  Withhold   For all       To withold authoirty to vote for a single
                                                            All   For All    Except       nominee, mark "For All Except" and write
   1.  Election of directors:                                                             the number of the nominee on the line
                                                                                          below
       01)  Andrew D. Lipman    02)  Frank M. Siskowski     [ ]     [ ]       [ ]
       03)  Roy A. Wilkens
                                                                                           -----------------------------------------
   Vote on Proposal
                                                                                                   For  Against  Abstain
   2.  Ratifying the appointment of Deloitte & Touche LLP as independent registered public
       accounting firm of the Company for the fiscal year ending December 29, 2007                 [ ]    [ ]      [ ]


   Please sign exactly as your name(s) appear(s) on proxy.  If held in joint tnancy, both persons must sign.  Trustees, administrators, etc. should include title and authority. Corporation should provide full name of corporation and title of authorized officer signing the proxy.

   For address changes, please check this box and write
   them on the back where indicated.                               [ ]


   HOUSEHOLDING ELECTION - Please indicate if you           Yes    No
   consent to receive certain future investor
   communications in a single package per household         [ ]    [ ]



   ----------------------------------  ----------                 ----------------------------------  ----------
   Signature (PLEASE SIGN WITHIN BOX)     Date                    Signature (Joint Owners)             Date

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

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                       THE MANAGEMENT NETWORK GROUP, INC.
         7300 COLLEGE BOULEVARD, SUITE 302, OVERLAND PARK, KANSAS 66210
                         ANNUAL MEETING OF STOCKHOLDERS
                            WEDNESDAY, JUNE 13, 2007
                       7300 COLLEGE BOULEVARD, SUITE 302
                          OVERLAND PARK, KANSAS 66210

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON JUNE 13, 2007.  The shares of stock you hold in this account will be voted as you specify on the reverse side.  IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1
AND 2.

By signing this proxy, you revote all prior proxies and appoint Robert J. Currey and Thurston K. Cromwell, and each of them, with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS
GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

           ---------------------------------------------------------
              Address Changes:
                              -----------------------------------

              ---------------------------------------------------

              ---------------------------------------------------
           ---------------------------------------------------------
              (If you noted any Address Changes above, please mark
                    corresponding box on the reverse side.)

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